SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

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       Date of report (Date of earliest event reported): December 28, 2004

                             USA TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

        Pennsylvania                33-70992                   23-2679963
        ------------                --------                   ----------
      (State or other       (Commission File Number)         (I.R.S.Employer
      jurisdiction of                                       Identificaion No.)
      incorporation or
       organization)


                          100 Deerfield Lane, Suite 140
                           Malvern, Pennsylvania 19355
              (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code: 610-989-0340

                                       n/a
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 7.01   REGULATION FD DISCLOSURE

As previously disclosed, the Company and a Fortune 50 company have entered into a one-year contract pursuant to which the Company has agreed to supply its energy miser products to the Fortune 50 company. The Fortune 50 company is PepsiCo, Inc. The Company anticipates that it will receive a requirements forecast and an initial purchase order from PepsiCo, Inc. in the near term. The Company can make no assurances as to how many energy miser products would be purchased by PepsiCo, Inc. under the contract.

                                   SIGNATURES

      Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        USA TECHNOLOGIES, INC.

                                    By: /s/ George R. Jensen, Jr.
                                        -------------------------
                                        George R. Jensen, Jr.
                                        Chief Executive Officer
Dated: March 17, 2005